INVESCO STRATEGIC PORTFOLIOS, INC.
                        INVESCO Energy Portfolio
                INVESCO Environmental Services Portfolio
                  INVESCO Financial Services Portfolio
                         INVESCO Gold Portfolio
                   INVESCO Health Sciences Portfolio
                       INVESCO Leisure Portfolio
                      INVESCO Technology Portfolio
                      INVESCO Utilities Portfolio

              Supplement to Prospectus dated March 1, 1998

The Portfolios may invest in the securities of non-U.S. issuers in varying percentages. Accordingly, the Prospectus is amended to include the following information under the section titled "Investment Policies and Risks - Foreign Securities":

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participating country presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Portfolios.

In addition, the Gold and Environmental Services Portfolios have the ability to invest more than 25% of their respective total assets in the securities of non-U.S. issuers.

Therefore, in addition to the above risks, the impact of the euro may be greater on these two Portfolios particularly, in the long-term. After January 1, 1999, the introduction of the euro is expected to impact European capital markets in ways that it is impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for the Portfolios. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

The date of this supplement is September 1, 1998.